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                                                                    Exhibit 99.1
Case No.:
Department No.:


              FIRST JUDICIAL DISTRICT COURT OF THE STATE OF NEVADA
                             IN AND FOR CARSON CITY

SIERRA PACIFIC POWER COMPANY,                 )
                                              )
                  Petitioner                  )
                                              )   PETITION FOR JUDICIAL
        vs.                                   )   REVIEW OF AN ORDER OF
                                              )   THE PUBLIC UTILITIES
PUBLIC UTILITIES COMMISSION OF NEVADA,        )   COMMISSION OF NEVADA
                                              )
                    Defendant,                )
                                              )
Parties of Record Below:                      )
                                              )
AngloGold (Jerritt Canyon) Corporation        )
Barrick Goldstrike Mines, Inc.                )
Boomtown Hotel & Casino, Inc.                 )
The Circus and Eldorado Joint Venture d/b/a   )
   Silver Legacy Resort and Casino            )
Club Cal Neva                                 )
Eldorado Resorts LLC                          )
John Ascuaga's Nugget                         )
Monarch Casino Resort, Inc.                   )
Nevada Coalition of Commercial Energy         )
Consumers                                     )
Newmont Mining Corporation                    )
Northern Nevada Industrial Electric Users     )
Park Place Entertainment Corporation          )
Peppermill Casinos, Inc.                      )
Round Mountain Gold Corporation               )
Sun Valley Water and Sanitation District      )
Utility Shareholders Association of Nevada,   )
Inc.                                          )
Washoe County Senior Law Project              )
Attorney General's Bureau of Consumer         )
Protection.                                   )
-------------------------------------------   )

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      COMES NOW, the Sierra Pacific Power Company ("Sierra Power" or "Company"
or "Petitioner"), by and through its undersigned counsel, and petitions this Court for judicial review of an order of the Public Utilities Commission of Nevada ("Commission" or "PUCN"). This petition is filed pursuant to NRS
Section 703.373, which provides in part that an aggrieved party to a proceeding before the Commission is entitled to judicial review of a final decision. Such review is initiated with a petition for judicial review that may be filed in the district court in and for Carson City. NRS Section 703.373(2).

      With this Petition, Sierra Power seeks to reverse those portions of the Commission's final order in PUCN Docket No. 02-2002, dated and effective May 28, 2002, disallowing the recovery of fuel and purchased power costs expended to serve Sierra Power's customers during and through the Western Energy Crisis. Petitions for judicial review of final orders of the Commission are afforded precedence over other civil actions of a different nature. NRS
Section 703.373(5). Sierra Power therefore respectfully requests expedited treatment of its Petition.

                              THE PARTIES

      1. Petitioner Sierra Power is a public utility providing retail electric service to customers in Northern Nevada pursuant to a certificate of public convenience and necessity granted and administered by the Commission. Sierra Power is not now a debtor in bankruptcy.

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      2. Sierra Power is itself a Nevada corporation and a wholly-owned subsidiary of Sierra Pacific Resources, a publicly traded Nevada corporation and utility holding company, which, through Sierra Power conducts electric and/or gas utility operations in thirteen Nevada Counties (Washoe, Douglas, Storey, Lyon, Churchill, Lander, Esmerelda, Nye, Pershing, Elko, Mineral, Humboldt, and Eureka) and Carson City.

      3. Defendant Commission is an administrative agency of the State of Nevada, created by the legislature in NRS Chapter 703 to supervise and regulate the operations, including rates, of public utilities as defined in NRS Chapter 704.

                       DEFERRED ENERGY ACCOUNTING

      4. In July 1999, the Nevada Legislature enacted S.B. 438, which modified somewhat the 1997 Legislature's initiative to "restructure" the State's two electric utilities. In addition to requiring the breakup of Sierra Power and the exit of Sierra Power from both the wholesale and retail energy business, Sections 7, 8 and 25(2) repealed the provisions of: (a) NRS Section 704.185 granting electric utilities a statutory right to elect to use deferred accounting for fuel and purchased power costs; and, (b) NRS Section 704.110(5) requiring the Commission to allow an electric utility which has elected to use deferred accounting in accordance with the Commission's regulations to clear its deferred accounts not more often than once every six months.

      5. It was in this context that Sierra Power, indeed the State of Nevada, rode into the Western Energy Crisis. Prices in the summer of 2000 were unusually high, but more alarming, didn't ease after the peak as was the norm. Supplies remained short and prices continued to rise. In November 2000 the California Independent System Operator ("CAISO"), which administers and operates the California Transmission Grid and which is obligated to insure that supply equals demand, began declaring official alerts. Prices

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responded to the demand signal and continued to rise. By December 2000 the
CAISO's alerts were full-blown emergencies, with voluntary curtailments and conservation. Prices continued to rise. By January 2001, typically the lowest-demand period for electricity, California cities were living with daily rolling black outs.

      6. State policy makers responded. In October 2000, the Governor announced that the retail energy market would not open on November 30, 2000, and that he was forming an energy task force to reassess the State's entire energy policy. In November 2000 the Commission issued an order rejecting the resource plan filed by Sierra Power's sister company, Nevada Power Company. For the first time since 1995, the Commission demanded that a Nevada utility plan to meet load on a longer-term basis (more than one summer peak in advance). In December 2000 the Attorney General's Consumer Advocate began making public statements that the reliability of Nevada's energy supply might be adversely impacted if the seven separate pending sales of all but one of Sierra Power's generating stations were allowed to close.

      7. Even though it had no access to deferred energy accounting and no viable means to pass unprecedented costs onto its customers, Sierra Power responded. For the first time since 1997 Sierra Power was responsible for serving load in the summer of 2001 and it immediately began to buy power to fill its "open position" for the summer 2001 peak. For the first time since 1997 Sierra Power knew with some certainty that it would own its generating units in the summer of 2001, and immediately began to purchase fuel to meet summer 2001 peak. For the first time since 1997 Sierra Power had some indication from policy makers that it would have load-serving obligations beyond July 1, 2001, and began to purchase power to fill its open position for summer 2002.

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      8. Sierra Power spent hundreds of millions of dollars between December 1,
2000 through April 1, 2001, buying electricity and fuel to keep the lights on in northern Nevada. Without any ability to pass the full costs of fuel and purchased power to its customers, the Nevada utilities were quickly on the verge of financial ruin. In mid-April 2001, the Legislature enacted and the Governor signed A.B. 369, emergency legislation that halted divestiture, terminated restructuring, lifted rate caps and reinstated traditional ratemaking for purchased fuel and power (deferred energy accounting).

      9. Pursuant to A.B. 369 and the Commission's regulations governing deferred energy accounting, starting on March 1, 2001, the difference between Sierra Power's actual energy costs and its revenues from energy rates was collected in a special account, a deferred energy adjustment account, to be recovered later. Between March 1, 2001 and September 30, 2001, the balance in the deferred energy account-- the difference between energy costs and energy revenues-- grew to $205 million.

      10. A.B. 369 required that Sierra Power make a filing with the Commission to recover its deferred energy balance on or before February 1, 2002. Hearings on the filing were held in April and May 2002 and a final order was issued on May 28, 2002. In that order the Commission disallowed recovery of nearly one-fourth of the deferred energy balance ($55.8 million), making three separate adjustments. It is this final order (attached hereto as Exhibit "A") that is the subject of this Petition for Judicial Review.

      11. NRS Section 703.373(6) describes the standard of review to be applied by this Court in considering Sierra Power's Petition for Judicial Review. That provision reads in its entirety:

      The court shall not substitute its judgment for that of the commission as to the weight of the evidence in questions of fact. The court may affirm the decision of the

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      commission or set it aside in whole or in part if substantial rights of the applicant have been prejudiced because the administrative findings, inferences, conclusions or decisions are:
      (a)   In violation of constitutional or statutory provisions.
      (b)   In excess of the statutory authority of the commission.
      (c)   Made upon unlawful procedure.
      (d)   Affected by other error of law.
      (e) Clearly erroneous in view of the reliable, probative, and substantial evidence on the whole record; or
      (f) Arbitrary or capricious or characterized by abuse of discretion.


                            CAUSES OF ACTION

                                   I.

          VIOLATION OF CONSTITUTIONAL OR STATUTORY PROVISIONS

      12. Petitioner fully incorporates by reference each and every allegation, averment, and statement of law or fact set forth in Paragraphs 1 through 11as though each were fully restated and realleged herein.

      13. The order is in violation of Articles 1 and 8 of the Nevada Constitution in that the rates established are confiscatory, and result in the taking and deprivation of Petitioner's property without just compensation and because the procedures adopted, implemented, and employed by the PUCN deprived Petitioner of a full and fair trial and violated Petitioner's rights to procedural due process.

      14. Petitioner also has claims under the Federal Power Act and the United States Constitution with respect to the acts and omissions of the Commission in disallowing legitimate expenses, but Petitioner specifically reserves its right to bring such claims in federal court.

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                                  II.

                           UNLAWFUL PROCEDURE

      15. Petitioner fully incorporates by reference each and every allegation, averment, and statement of law or fact set forth in Paragraphs 1 through 14 as though each were fully restated and realleged herein.

      16. The order was made on unlawful procedure in that the Commission took official notice of, considered and included in its deliberations the entire record below of an unrelated and unconsolidated docket (PUCN Docket No. 01-11029) involving a different case in which Petitioner was not a party, thus depriving Petitioner of a full and fair opportunity to cross-examine witnesses or rebut evidence, and admitting evidence which as to Petitioner was rank hearsay.

      17. The Order was made on unlawful procedure in that it was based, in part, on the record taken in an unrelated and unconsolidated case to which Petitioner was not a party, which record had itself been truncated to the detriment of Petitioner by the exclusion of reliable and probative rebuttal testimony and exhibits, and expansive and disproportionate examination time was accorded multiple adverse parties and denied and truncated to Petitioner, which defects are themselves the subject of judicial review by this Court in Case No. 02-00854A.

                                  III.

                    IN EXCESS OF STATUTORY AUTHORITY

      18. Petitioner fully incorporates by reference each and every allegation, averment, and statement of law or fact set forth in Paragraph 1 through 17 as though each were fully restated and realleged herein.

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      19. The Order is in excess of statutory authority in that it was based, in part, on alleged omissions which occurred in 1999 prior enactment of the Act and prior to the incurrence of any of the costs recovered during the March to October time period in violation of the Act and NRS Section 704.110, in violation of due process and Article 15 of the State Constitution.

///

///

///
                                       IV.

                      CLEARLY ERRONEOUS ON THE WHOLE RECORD

      20. Petitioner fully incorporates by reference each and every allegation, averment, and statement of law or fact set forth in Paragraph 1 through 19 as though each were fully restated and realleged herein.

      21. The order is clearly erroneous in view of the reliable, probative, and substantial evidence on the whole record in that (a) Petitioner was not imprudent in securing additional supplies in February at then-current market prices for energy to be delivered to customers during the summer of 2001, when shortages in the Western United States were anticipate and the PUCN and legislature were, at that time, expressly exhorting and admonishing Petitioner to secure sufficient, safe, and reliable supplies to satisfy anticipated summer loads and need; (b) Petitioner was not imprudent in selling September 2001 supplies in the fall of 2000 or spring of 2001 and in retaining those supplies until September 2001, at which time it would know whether these supplies were needed or not; (c) Petitioner was not imprudent in securing supplies at fixed rather than indexed prices when the reliable and

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substantial evidence of record is clear that such pricing was not available to
Petitioner at the time.

                                       V.

                            ARBITRARY AND CAPRICIOUS

      22. Petitioner fully incorporates by reference each and every allegation, averment, and statement of law or fact set forth in Paragraphs 1 through 21 as though each were fully restated and realleged herein.

      23. The Order was arbitrary and capricious for the reasons hereinabove alleged and because it is based on a shallow, incomplete and illogical analysis without any reasoned or deliberate decision or determination regarding petitioner's inability to negotiate a supply contract on reasonable and satisfactory terms, as well as on all matters, and therefore the Order is an abuse of discretion.

      WHEREFORE, Sierra Power respectfully prays that the Court:

      1) Enter a judgment on this Petition for Judicial Review that reverses, vacates and sets aside the order issued May 28, 2002 in PUCN Docket No. 02-2002, and remands the matter back to the Commission with direction that the Commission authorize Sierra Power to immediately establish such rates as are sufficient to recover the entire DEAA balance of $205 million, with a carrying charge, over three years;

      2) Grant such other and further relief as the Court deems just and reasonable. DATED this 22nd day of August, 2002 at Reno, Nevada.

                              SIERRA PACIFIC POWER COMPANY




                              --------------------------------------
                              William E. Peterson, General Counsel

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                              Attorney for Sierra Pacific Power Company
                              Nevada Bar No. 1528
                              6100 Neil Road
                              Reno, Nevada   89520
                              (775) 834-5690


                              ---------------------------------------
                              Elizabeth Elliot

                              Attorney for Sierra Pacific Power Company
                              Nevada Bar No. 205
                              6100 Neil Road
                              Reno, Nevada   89520
                              (775) 834-5694